UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 15, 2010
(Commission File Number)	Exact names of registrants as specified in their charters, address of principal executive offices, telephone number and state of incorporation	(IRS Employer Identification No.)

1-15929	PROGRESS ENERGY, INC. 410 S. Wilmington Street Raleigh, North Carolina 27601-1748 Telephone: (919) 546-6111 State of Incorporation: North Carolina	56-2155481

1-3382	CAROLINA POWER & LIGHT COMPANY d/b/a Progress Energy Carolinas, Inc. 410 S. Wilmington Street Raleigh, North Carolina 27601-1748 Telephone: (919) 546-6111 State of Incorporation: North Carolina	56-0165465

1-3274	FLORIDA POWER CORPORATION d/b/a Progress Energy Florida, Inc. 299 First Avenue North St. Petersburg, Florida 33701 Telephone: (727) 820-5151 State of Incorporation: Florida	59-0247770

None
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01  Entry into a Material Definitive Agreement.

    On October 15, 2010, Carolina Power & Light Company d/b/a Progress Energy Carolinas, Inc. (“PEC”) entered into a $750,000,000 Credit Agreement, dated October 15, 2010, (the “2010 PEC Credit Agreement”) with the banks listed on the signature pages thereto, the other Lenders (as defined in the 2010 PEC Credit Agreement) from time to time parties thereto, Wells Fargo Bank, N.A. as Administrative Agent, The Royal Bank of Scotland PLC as Syndication Agent, and Wells Fargo Securities, LLC and RBS Securities Inc. as Joint Lead Arrangers.  The 2010 PEC Credit Agreement will be used to provide liquidity support for PEC’s issuances of commercial paper and other short-term obligations, and for general corporate purposes.  The 2010 PEC Credit Agreement will expire on October 15, 2013 (unless extended by PEC pursuant to its terms).  Fees and interest rates under the 2010 PEC Credit Agreement will be determined based upon the credit rating of PEC’s long-term unsecured senior non-credit enhanced debt.  The 2010 PEC Credit Agreement includes a defined maximum total debt to total capital ratio of 65%.  The 2010 PEC Credit Agreement also contains various cross-default and other acceleration provisions.

    The foregoing description is qualified in its entirety by reference to the full text of the 2010 PEC Credit Agreement, filed as Exhibit 10.1 hereto and incorporated by reference herein.

    On October 15, 2010, Florida Power Corporation d/b/a Progress Energy Florida, Inc. (“PEF”) entered into a $750,000,000 Credit Agreement, dated October 15, 2010, (the “2010 PEF Credit Agreement”) with the banks listed on the signature pages thereto, the other Lenders (as defined in the 2010 PEF Credit Agreement) from time to time parties thereto, Bank of America, N.A. as Administrative Agent, Barclays Capital, the investment banking division of Barclays Bank PLC, as Syndication Agent, and Banc of America Securities LLC and Barclays Capital, the investment banking division of Barclays Bank PLC, as Joint Lead Arrangers.  The 2010 PEF Credit Agreement will be used to provide liquidity support for PEF’s issuances of commercial paper and other short-term obligations, and for general corporate purposes.  The 2010 PEF Credit Agreement will expire on October 15, 2013 (unless extended by PEF pursuant to its terms).  Fees and interest rates under the 2010 PEF Credit Agreement will be determined based upon the credit rating of PEF’s long-term unsecured senior non-credit enhanced debt.  The 2010 PEF Credit Agreement includes a defined maximum total debt to total capital ratio of 65%.  The 2010 PEF Credit Agreement also contains various cross-default and other acceleration provisions.

    The foregoing description is qualified in its entirety by reference to the full text of the 2010 PEF Credit Agreement, filed as Exhibit 10.2 hereto and incorporated by reference herein.

    Also on October 15, 2010, Progress Energy, Inc. ("Progress Energy"), pursuant to the terms of the Credit Agreement, dated as of May 3, 2006, (the "Progress Energy Agreement") among Progress Energy, the banks listed therein, Citibank, N.A. as Administrative Agent, JPMorgan Chase Bank, N.A. as Syndication Agent, Citigroup Global Markets, Inc. and J.P. Morgan Securities Inc. as Joint Lead Arrangers, and SunTrust Bank as Issuing Bank, ratably reduced the commitments of the lenders under the Progress Energy Agreement from $1,130,000,000 to $500,000,000.  The reduction became effective concurrently with the entry into the 2010 PEC Credit Agreement and the 2010 PEF Credit Agreement.

Item 1.02  Termination of a Material Definitive Agreement.

    On October 15, 2010, PEC terminated its unsecured Credit Agreement, dated as of March 28, 2005, as amended May 3, 2006 (the “2005 PEC Credit Agreement”) among PEC, the banks listed on the signature pages thereto, the other Lenders (as defined in the 2005 PEC Credit Agreement) from time to time parties thereto, Wachovia Bank, N.A., as Administrative Agent, The Royal Bank of Scotland PLC, as Syndication Agent, and Wachovia Capital Markets, LLC and RBS Securities Corporation, as Joint Lead Arrangers.  The termination occurred concurrently with the entry into the 2010 PEC Credit Agreement.

    On October 15, 2010, PEF terminated its unsecured Credit Agreement, dated as of March 28, 2005, as amended May 3, 2006 (the “2005 PEF Credit Agreement”) among PEF, the banks listed on the signature pages thereto, the other Lenders (as defined in the 2005 PEF Credit Agreement) from time to time parties thereto, Bank of America, N.A. as Administrative Agent, Barclays Bank PLC as Syndication Agent, and Banc of America Securities LLC and Barclays Capital, the investment banking division of Barclays Bank PLC, as Joint Lead Arrangers.  The termination occurred concurrently with the entry into the 2010 PEF Credit Agreement.

Section 2 – FINANCIAL INFORMATION

Item 2.03  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

    The information required by this Item 2.03 is included under Item 1.01 of this current report on Form 8-K.

Section 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01  Financial Statements and Exhibits.

(d)        EXHIBITS.

10.1
$750,000,000 Credit Agreement, dated as of October 15, 2010, among Carolina Power & Light Company d/b/a Progress Energy Carolinas, Inc., the banks listed therein, Wells Fargo Bank, N.A. as Administrative Agent, The Royal Bank of Scotland PLC as Syndication Agent, and Wells Fargo Securities, LLC and RBS Securities Inc. as Joint Lead Arrangers.

10.2
$750,000,000 Credit Agreement, dated as of October 15, 2010, among Florida Power Corporation d/b/a Progress Energy Florida, Inc., the banks listed therein, Bank of America, N.A. as Administrative Agent, Barclays Capital, the investment banking division of Barclays Bank PLC, as Syndication Agent, and Banc of America Securities LLC and Barclays Capital, the investment banking division of Barclays Bank PLC, as Joint Lead Arrangers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

PROGRESS ENERGY, INC. CAROLINA POWER & LIGHT COMPANY d/b/a PROGRESS ENERGY CAROLINAS, INC. FLORIDA POWER CORPORATION d/b/a PROGRESS ENERGY FLORIDA, INC.
Registrants

By:	/s/ David B. Fountain
David B. Fountain
Assistant Secretary
Progress Energy, Inc.
Corporate Secretary
Carolina Power & Light Company d/b/a Progress Energy Carolinas, Inc.
Florida Power Corporation d/b/a Progress Energy Florida, Inc.

Date:  October 19, 2010

INDEX TO EXHIBITS

Exhibit No.	Description

10.1
$750,000,000 Credit Agreement, dated as of October 15, 2010, among Carolina Power & Light Company d/b/a Progress Energy Carolinas, Inc., the banks listed therein, Wells Fargo Bank, N.A. as Administrative Agent, The Royal Bank of Scotland PLC as Syndication Agent, and Wells Fargo Securities, LLC and RBS Securities Inc. as Joint Lead Arrangers.

10.2
$750,000,000 Credit Agreement, dated as of October 15, 2010, among Florida Power Corporation d/b/a Progress Energy Florida, Inc., the banks listed therein, Bank of America, N.A. as Administrative Agent, Barclays Capital, the investment banking division of Barclays Bank PLC, as Syndication Agent, and Banc of America Securities LLC and Barclays Capital, the investment banking division of Barclays Bank PLC, as Joint Lead Arrangers.